Exhibit 10.1

XERIS PHARMACEUTICALS, INC.

SIXTH AMENDMENT

TO

2011 STOCK OPTION/STOCK ISSUANCE PLAN

This Sixth Amendment (the “Amendment”) to the 2011 Stock Option/Stock Issuance Plan of Xeris Pharmaceuticals, Inc. (the “Company”) is effective as of January 31, 2018.

WHEREAS, the Company adopted the 2011 Stock Option Plan (the “Plan”) on March 15, 2011;

WHEREAS, Section III-A of Article Four of the Plan provides that the Company’s Board of Directors shall have complete and exclusive power and authority to amend the Plan in any or all respects; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Amendment to Section V-A of Article I. The second sentence of Section V-A of Article I of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 8,397,950 shares.”

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the stockholders and Board of Directors of the Company.

Dated:	February 16, 2018	/s/ Paul R. Edick
Paul R. Edick Chief Executive Officer

XERIS PHARMACEUTICALS, INC.

FIFTH AMENDMENT

TO

2011 STOCK OPTION/STOCK ISSUANCE PLAN

This Fifth Amendment (the “Amendment”) to the 2011 Stock Option/Stock Issuance Plan of Xeris Pharmaceuticals, Inc. (the “Company”) is effective as of May 17, 2017.

WHEREAS, the Company adopted the 2011 Stock Option Plan (the “Plan”) on March 15, 2011;

WHEREAS, Section III-A of Article Four of the Plan provides that the Company’s Board of Directors shall have complete and exclusive power and authority to amend the Plan in any or all respects; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, the Plan is hereby amended as follows:

A. Amendment to Section V-A of Article I. The second sentence of Section V-A of Article I of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 7,797,950 shares.”

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the stockholders and Board of Directors of the Company.

Dated:	May 17, 2017	/s/ Paul R. Edick
Paul R. Edick Chief Executive Officer

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XERIS PHARMACEUTICALS, INC.

2011 STOCK OPTION/STOCK ISSUANCE PLAN

ADOPTED ON MARCH 15, 2011

ARTICLE ONE

GENERAL PROVISIONS

I. Purpose of the Plan

This 2011 Stock Option/Stock Issuance Plan is intended to promote the interests of Xeris Pharmaceuticals, Inc., a Delaware corporation, by providing eligible persons in the Company’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II. Structure of the Plan

(A) The Plan shall be divided into two (2) separate equity programs:

(i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock; and

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Company (or any Parent or Subsidiary) or pursuant to restricted stock units or other share right awards which vest upon the completion of designated service periods or the attainment of pre-established performance milestones.

(B) The provisions of Article One and Article Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. Administration of the Plan

(A) The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

(B) The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

IV. Eligibility

(A) The persons eligible to participate in the Plan are as follows:

(i) Employees;

(ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary; and

(iii) consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

(B) The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding; and (ii) with respect to stock issuances or option stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award, the applicable vesting schedule and the cash consideration (if any) to be paid by the Participant for such shares.

(C) The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V. Stock Subject to the Plan

(A) The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,849,039 shares.

(B) Shares of Common Stock subject to outstanding options, restricted stock units or share right awards shall be available for subsequent issuance under the Plan to the extent (i) those options, units or awards expire, terminate or are cancelled for any reason prior to the issuance of the underlying shares of Common Stock; or (ii) such options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Company, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

(C) In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the outstanding Common Stock without the Company’s receipt of consideration, then equitable adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option; and (iii) the number and/or class of securities subject to each outstanding restricted stock unit or other share right award and the issue price (if any) payable per share. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits thereunder, and those adjustments shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company’s preferred stock into shares of Common Stock.

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ARTICLE TWO

OPTION GRANT PROGRAM

I. Option Terms

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

(A) Exercise Price.

(i) The Plan Administrator shall fix the purchase price per share (which shall not be less than the par value per share then in effect).

(ii) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Article Four of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Company or any other valid consideration under the Delaware General Corporation Law. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(a) in shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the period (if any) necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or

(b) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on the settlement date in order to complete the sale.

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Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

(B) Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

(C) Effect of Termination of Service.

(i) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months from the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(b) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months from the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(c) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that option shall have a twelve (12)-month period from the date of the Optionee’s death to exercise such option.

(d) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(e) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding.

(f) Should Optionee’s Service be terminated for Misconduct, then all those options shall terminate immediately and cease to remain outstanding as of the date of such termination.

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(ii) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

(D) Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

(E) Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of Optionee’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

(F) First Refusal Rights. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Company shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

(G) Limited Transferability of Options. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more of the Optionee’s Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries

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upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II. Incentive Options

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Article One, Article Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

(A) Eligibility. Incentive Options may only be granted to Employees.

(B) Exercise Price. If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

(C) Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted, except to the extent otherwise provided under applicable law or regulation. This limitation shall supersede any of the terms purported to be set forth in any document evidencing any Incentive Option, and any such document conflicting with this provision shall be construed so as to comply with these limitations.

(D) 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

III. Change in Control

(A) The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or otherwise continued in effect or (ii) such option is to be replaced with a cash retention program of the Company or any successor corporation which preserves the spread existing on the unvested option shares at the time of the Change in Control (the excess of the Fair Market Value of those shares over the aggregate

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exercise price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

(B) All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

(C) Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(D) Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(E) The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Company with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control, whether or not those options are to be assumed in the Change in Control or otherwise continued in effect.

(F) The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control in which the option is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Company’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

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(G) The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

(H) The grant of options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. Cancellation and Regrant of Options; Repricing

The Plan Administrator shall have the authority to (i) effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock and (ii) initiate a reduction in the exercise price of any or all outstanding options under the Plan.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I. Stock Issuance Terms

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

(A) Issue Price.

(i) The Plan Administrator shall fix the purchase price per share (which shall not be less than the par value per share then in effect).

(ii) Subject to the provisions of Section Article Four of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Company;

(b) past services rendered to the Company (or any Parent or Subsidiary), or

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(c) any other valid consideration under the Delaware General Corporation Law.

(B) Vesting Provisions.

(i) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

(ii) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

(iii) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the share of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

(iv) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Company shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of Participant’s cessation of Service and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares by the applicable clause (i) or (ii) amount.

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(v) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

(vi) Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

(C) First Refusal Rights. Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Company shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

II. Change in Control

(A) Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

(B) Each restricted stock unit or share right award outstanding at the time of a Change in Control shall be assumable by the successor corporation (or parent thereof) or may otherwise be continued in effect pursuant to the terms of such Change in Control Transaction. Each restricted stock unit or share right award which is so assumed or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments shall also be made to the cash consideration (if any) price payable per share under each outstanding restricted stock unit or share right award, provided the aggregate cash consideration payable for such securities shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor

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corporation may, in connection with the assumption or continuation of the outstanding restricted stock units or share right awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction. If any such restricted stock unit or share right award is not so assumed or otherwise continued in effect, or if such unit or award is not replaced with a cash retention award which preserves the Fair Market Value of the Common Stock underlying that unit or award at the time of the Change in Control and provides for subsequent payout of that dollar amount in accordance with the vesting schedule in effect for such unit or award at the time of the Change in Control, then such unit or award shall vest, and the shares of Common Stock subject to such unit or award shall become issuable, immediately prior to the consummation of the Change in Control.

(C) The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control transaction.

III. Share Escrow/Legends

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Company until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I. Financing

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse promissory note payable in one or more installments which bears interest at a market rate and is secured by the purchased shares. In no event, however, may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II. Effective Date and Term of Plan

(A) The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

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(B) The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

III. Amendment of the Plan

(A) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

(B) Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding; and (ii) the Company shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV. Use of Proceeds

Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V. Withholding

The Company’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VI. Regulatory Approvals

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

12

VII. No Employment or Service Rights

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

13

STANDARD

APPENDIX

The following definitions shall be in effect under the Plan:

A. “Board” shall mean the Company’s Board of Directors.

B. “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets in liquidation or dissolution of the Company; or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a stock purchase transaction or a tender or exchange offer made directly to the Company’s stockholders.

In no event shall any public offering of the Company’s securities be deemed to constitute a Change in Control.

C. “Code” shall mean the Internal Revenue Code of 1986, as amended.

D. “Committee” shall mean a committee of one (1) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. “Common Stock” shall mean the Company’s common stock.

F. “Company” shall mean Xeris Pharmaceuticals, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Xeris Pharmaceuticals, Inc. which shall by appropriate action adopt the Plan.

G. “Disability” shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H. “Employee” shall mean an individual who is in the employ of the Company (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Appendix to 2011 Stock Option/Stock Issuance Plan

I. “Exercise Date” shall mean the date on which the Company shall have received written notice of the option exercise.

J. “Fair Market Value” per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time not listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K. “Family Member” means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

L. “Incentive Option” shall mean an option which satisfies the requirements of Code Section 422.

M. “Involuntary Termination” shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Company for reasons other than Misconduct; or

(ii) such individual’s voluntary resignation following (i) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, provided, however, that any reduction in duties and responsibilities or reduction in the level of management to which he or she reports resulting solely from the Company being acquired by and made a part of a larger entity (as, for example, when a chief financial officer becomes an employee of the acquiring corporation following a Change of Control but is not the chief financial officer of the acquiring corporation) shall not constitute an Involuntary Termination; (ii) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%); or (iii) a relocation of such individual’s place of employment by more than fifty (50) miles, provided, and only if, such change, reduction or relocation is effected without the individual’s consent.

N. “Misconduct” shall mean (i) the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant; (ii) any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary) or any breach of the Optionee’s proprietary information agreement with the Company (or any Parent or Subsidiary);

Appendix to 2011 Stock Option/Stock Issuance Plan

(iii) the Optionee’s violation of a federal or state law or regulation applicable to the Company’s business which violation was or is reasonably likely to be injurious to the Company; or (iv) any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Company (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

O. “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

P. “Non-Statutory Option” shall mean an option not intended to satisfy the requirements of Code Section 422.

Q. “Option Grant Program” shall mean the option grant program in effect under the Plan.

R. “Optionee” shall mean any person to whom an option is granted under the Plan.

S. “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

T. “Participant” shall mean any person who is issued shares of Common Stock under the Stock Issuance Program or to whom restricted stock units or share rights are awarded under such program.

U. “Permitted Transfer” shall mean (i) a gratuitous transfer of the Purchased Shares to one or more of the Optionee’s Family Members or to a trust established for Optionee or one or more such Family Members, provided, and only if, Optionee obtains the Company’s prior written consent to such transfer; (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee’s will or the laws of inheritance following Optionee’s death; or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

V. “Plan” shall mean the Company’s 2011 Stock Option/Stock Issuance Plan, as set forth in this document.

W. “Plan Administrator” shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

X. “Recapitalization” shall mean any of the following transactions affecting the Company’s outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Company’s receipt of consideration.

Appendix to 2011 Stock Option/Stock Issuance Plan

Y. “Reorganization” shall mean any of the following transactions:

(i) a merger or consolidation in which the Company is not the surviving entity;

(ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii) a reverse merger in which the Company is the surviving entity but in which the Company’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or

(iv) any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

Z. “Service” shall mean the performance of services for the Company (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) Optionee or Participant no longer performs services in any of the foregoing capacities for the Company or any Parent or Subsidiary; or (ii) the entity for which Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company; provided, however, that for a leave which exceeds three (3) months, Service shall be deemed, for purposes of determining the period within which any outstanding option held by the Optionee in question may be exercised as an Incentive Option, to cease on the first day immediately following the expiration of such three (3)-month period, unless that Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

AA. “Stock Exchange” shall mean either the NYSE Amex Equities, the NASDAQ Stock Market or the New York Stock Exchange.

BB. “Stock Issuance Agreement” shall mean the agreement entered into by the Company and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

CC. “Stock Issuance Program” shall mean the stock issuance program in effect under the Plan.

DD. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Appendix to 2011 Stock Option/Stock Issuance Plan

EE. “10% Stockholder” shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary).

Appendix to 2011 Stock Option/Stock Issuance Plan

XERIS PHARMACEUTICALS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares (the “Option Shares”) of the Common Stock of Xeris Pharmaceuticals, Inc., a Delaware corporation (the “Company”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $             per share

Number of Option Shares:              shares of Common Stock

Expiration Date:

Type of Option:              Incentive Stock Option

                                Non-Statutory Stock Option

Date Exercisable: The Option shall become exercisable with respect to (i) one-fourth (1/4th) of the Option Shares on the first anniversary of the Vesting Commencement Date and (ii) an additional one forty-eighth (1/48th) of the Option Shares on the corresponding day of each calendar month thereafter or, if such calendar month does not have a corresponding day, on the last day of such calendar month. The Option shall not become exercisable for any additional Option Shares following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Xeris Pharmaceuticals, Inc. 2011 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit B and the Code Section 409A Waiver and Release attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit C. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit D and receipt of “Questions and Answers about Option Grants” attached hereto as Exhibit E.

RIGHT OF FIRST REFUSAL OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE COMPANY AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, in the attached Stock Option Agreement or in the Plan.

XERIS PHARMACEUTICALS, INC.

By:
Title:
Address:

OPTIONEE

Signature:
Print Name:
Address:

Attachments:

Exhibit A	-	Code Section 409A Waiver and Release
Exhibit B	-	Stock Option Agreement
Exhibit C	-	Stock Purchase Agreement
Exhibit D	-	2011 Stock Option/Stock Issuance Plan
Exhibit E	-	Questions and Answers about Option Grants

EXHIBIT A

CODE SECTION 409A WAIVER AND RELEASE

STANDARD

XERIS PHARMACEUTICALS, INC.

CODE SECTION 409A WAIVER AND RELEASE

THIS WAIVER AND RELEASE (this “Waiver”) made as of the day and year set forth in the Notice of Grant of Stock Option (the “Grant Notice”) accompanying this Waiver, pursuant to which Optionee has been granted an option to purchase up to the number of Option Shares specified in the Grant Notice under the Company’s 2011 Stock Option/Stock Issuance Plan (the “Plan”).

All capitalized terms in this Waiver not defined herein shall have the meaning assigned to them in the Notice of Grant to which this Waiver is attached or in the Plan.

Optionee hereby agrees and acknowledges that the Company’s Board has taken reasonable steps to value the Common Stock and to set the Exercise Price at the Fair Market Value per share of Common Stock on the Grant Date so that the Option will not be treated as an item of deferred compensation subject to Code Section 409A. However, because the Common Stock is not readily tradable on an established securities market, there can be no assurance that the Exercise Price is at least equal to the Fair Market Value per share of Common Stock on the Grant Date. Were the Internal Revenue Service to conclude that the Exercise Price is in fact less than such Fair Market Value and that the Option is accordingly subject to Code Section 409A, then Optionee would be subject the following adverse tax consequences:

(i) As the Option vests in accordance with the Vesting Schedule, Optionee would immediately recognize taxable income for federal income tax purposes equal to the amount by which the Fair Market Value of the Option Shares which vest at that time exceeds the Exercise Price payable for those shares. The Company would also have to collect from Optionee the federal income and employment taxes which must be withheld on that income. Taxation would occur in this manner even though the Option remains unexercised.

(ii) Optionee may also be subject to additional income taxation and withholding taxes on any subsequent increases to the Fair Market Value of the Option Shares purchasable under the vested Option until the Option is exercised or cancelled as to those Option Shares.

(iii) In addition to normal income taxes payable as the Option vests, Optionee would also be subject to an additional tax penalty equal to 20% of the amount of income Optionee recognizes under Code Section 409A when the Option vests and may also be subject to such penalty as the underlying Option Shares subsequently increase in Fair Market Value over the period the Option continues to remain outstanding.

(iv) There will also be interest penalties if the resulting taxes are not paid on a timely basis.

Optionee hereby further agrees and acknowledges that Optionee will incur the same tax consequences, including (without limitation) a second 20% penalty tax, under California income tax laws if Optionee is a resident of the State of California or is otherwise subject to California income taxation. If the Optionee is a resident of any other state, he or she accepts the risk of any unfavorable tax consequences under the laws of that state applicable to options granted with an Exercise Price less than the Fair Market Value of the Option Shares on the Grant Date.

Exhibit A to Notice of Grant of Stock Option

Optionee hereby agrees to bear the entire risk of such adverse federal and state tax consequences in the event the Option is deemed to be subject to Code Section 409A and hereby knowingly and voluntarily, in consideration for the grant of the Option, waives and releases any and all claims or causes of action that Optionee might otherwise have against the Company and/or the Board, officers, employees or stockholders arising from or relating to the tax treatment of the Option under Code Section 409A and the corresponding provisions of any applicable state income tax laws (including, without limitation, California income tax laws) and shall not seek any indemnification or other recovery of damages against the Company and/or the Board, officers, employees or stockholders with respect to any adverse federal and state tax consequences or other related costs and expenses Optionee may in fact incur under Code Section 409A (or the corresponding provisions of state income tax laws) as a result of the Option.

Exhibit A to Notice of Grant of Stock Option

EXHIBIT B

STOCK OPTION AGREEMENT

STANDARD

XERIS PHARMACEUTICALS, INC.

RECITALS

A. The Board has adopted the 2011 Stock Option/Stock Issuance Plan (the “Plan”) for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Company (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Company (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement not defined herein shall have the meaning assigned to them in the Grant Notice (as defined below) or in the Plan.

AGREEMENT

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date as specified in the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby (the “Grant Notice”), an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the date on which the option expires as specified in the Grant Notice (the “Expiration Date”), unless sooner terminated in accordance with Paragraph 6 or 7.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 6, be exercised following Optionee’s death.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more of Optionee’s Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

Exhibit B to Notice of Grant of Stock Option

4. Market Stand-Off.

(a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company’s initial public offering, Optionee and all subsequent holders of the Option Shares who derive their chain of ownership through a Permitted Transfer from Optionee (the “Owner”) shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days (the “Lock-Up Period”), and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two (2) years after the effective date of the Company’s initial public offering. Notwithstanding the foregoing, if (y) during the period that begins on the date that is seventeen (17) days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (z) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the sixteen-(16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed herein shall continue to apply until the expiration of the date that is eighteen-(18) days after the date on which the issuance of the earnings release or material news or material event occurs.

(b) Owner shall be subject to the Market Stand—Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

(c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Option Shares shall be immediately subject to the Market Stand-Off, to the same extent the Option Shares are at such time covered by such provisions.

(d) In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period.

5. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 6 or 7.

Exhibit B to Notice of Grant of Stock Option

6. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or, if applicable, the person to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is exercisable pursuant to the exercise schedule specified in the Grant Notice. The option shall not become exercisable for any additional Option Shares following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

Exhibit B to Notice of Grant of Stock Option

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

7. Change in Control.

(a) In the event a Change in Control occurs during Optionee’s period of Service, the exercisability of this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for any or all of the Option Shares at the time subject to this option as fully-vested shares of Common Stock. No such acceleration of this option, however, shall occur if and to the extent (i) this option is either to be assumed by the successor corporation (or parent thereof) or otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction; or (ii) this option is to be replaced with a cash retention program of the successor corporation which preserves the spread existing on the Option Shares for which this option is not exercisable at the time of the Change in Control (the excess of the Fair Market Value of such Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same exercise schedule in effect for the option as set forth in the Grant Notice.

(b) Immediately following the Change in Control, this option, to the extent not previously exercised, shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Company’s receipt of consideration, then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option; and (ii) the Exercise Price. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

Exhibit B to Notice of Grant of Stock Option

9. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

10. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Company a stock purchase agreement in substantially the form of Exhibit C to the Grant Notice (a “Purchase Agreement”) for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Company; or

(B) a promissory note payable to the Company, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 15.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock valued at Fair Market Value on the date on which the options shall have been exercised in accordance with this Paragraph 10 (the “Exercise Date”) and held by Optionee (or any other person or persons exercising the option) for the period (if any) necessary to avoid a charge to the Company’s earnings for financial reporting purposes; or

(D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Company in connection with the option exercise.

Exhibit B to Notice of Grant of Stock Option

(iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of applicable securities laws.

(v) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

11. RIGHT OF FIRST REFUSAL. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

12. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

13. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Exhibit B to Notice of Grant of Stock Option

Optionee generally consents to the delivery of any notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

15. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

16. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

17. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules.

18. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability; or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of any earlier installments of the Common Stock and any other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

Exhibit B to Notice of Grant of Stock Option

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

Exhibit B to Notice of Grant of Stock Option

EXHIBIT C

STOCK PURCHASE AGREEMENT

STANDARD

XERIS PHARMACEUTICALS, INC.

STOCK PURCHASE AGREEMENT

AGREEMENT made this     day of             ,             by and between Xeris Pharmaceuticals, Inc., a Delaware corporation, and             , Optionee under the Company’s 2011 Stock Option/Stock Issuance Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the Notice of Grant to which this Agreement relates or in the Plan attached as Exhibit D to the Notice of Grant to which this Agreement relates.

A. EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases             shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on             ,             (the “Grant Date”) to purchase up to             shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $            per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the all agreements and other documents evidencing the Option (the “Option Agreement”) and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

3. Stockholder Rights. Until such time as the Company exercises the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

4. Information. Optionee believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchased Shares. Optionee further represents that such Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and the business, properties, prospects and financial condition of the Company. Optionee acknowledges that it has been furnished separately “Questions and Answers about Option Grants” by the Company.

B. SECURITIES LAW COMPLIANCE

1. Restricted Securities. The Purchased Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and are being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission (the “SEC”) for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee

Exhibit C to Notice of Grant of Stock Option

is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(a) Optionee shall have provided the Company with a written summary of the terms and conditions of the proposed disposition.

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act; or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT; (B) A ‘NO ACTION’ LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER; OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.

Exhibit C to Notice of Grant of Stock Option

C. TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares in contravention of the First Refusal Right or the Market Stand-Off.

2. Transferee Obligations. Each person (other than the Company) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the First Refusal Right and (ii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

D. RIGHT OF FIRST REFUSAL

1. Grant. The Company is hereby granted the right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Article D, the term “transfer” shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

2. Notice of Intended Disposition. In the event any Owner of Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the “Target Shares”), Owner shall promptly (i) deliver to the Company written notice (the “Disposition Notice”) of the terms of the offer, including the purchase price and the identity of the third-party offeror; and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

3. Exercise of the First Refusal Right. The Company shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Company.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company cannot agree on such cash value within ten (10) days after the Company’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Company or, if they cannot agree on an appraiser within twenty (20) days after the Company’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Company. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

Exhibit C to Notice of Grant of Stock Option

4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five (25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3, and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

5. Partial Exercise of the First Refusal Right. In the event the Company makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within five (5) business days after Owner’s receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

(a) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph D.4, as if the Company did not exercise the First Refusal Right; or

(b) sale to the Company of the portion of the Target Shares which the Company has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

Owner’s failure to deliver timely notification to the Company shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

6. Recapitalization/Reorganization.

(a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

(b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than two thousand (2,000) persons; (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock; (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least twenty million dollars ($20,000,000); or (iv) the closing of a Change in Control. However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

Exhibit C to Notice of Grant of Stock Option

E. GENERAL PROVISIONS

1. Assignment. The Company may assign the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

Optionee generally consents to the delivery of any notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

4. No Waiver. The failure of the Company in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

Exhibit C to Notice of Grant of Stock Option

F. MISCELLANEOUS PROVISIONS

1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

2. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3. Optionee Undertaking. Optionee hereby agrees to enter into such shareholder agreements and other documents reasonably requested by the Company or the investors in any subsequent financing of the Company on substantially similar terms as similarly situated persons (including other persons required to become parties thereto as a “Common Stockholder” or the like).

4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that state’s conflict-of-laws rules.

5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

6. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement on the day and year first indicated above.

XERIS PHARMACEUTICALS, INC.

By:
Title:
Address:

OPTIONEE

Signature:
Print Name:
Address:

Exhibit C to Notice of Grant of Stock Option

EXHIBIT D

FORM OF

2011 STOCK OPTION/STOCK ISSUANCE PLAN

STANDARD

EXHIBIT E

QUESTIONS AND ANSWERS ABOUT OPTION GRANTS

STANDARD

PURSUANT TO IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY TAX ADVICE THAT MAY BE CONTAINED IN THIS DOCUMENT IS NOT WRITTEN OR INTENDED TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE.

XERIS PHARMACEUTICALS, INC.

2011 STOCK OPTION/STOCK ISSUANCE PLAN

QUESTIONS AND ANSWERS ABOUT OPTION GRANTS

EXHIBIT A

CODE SECTION 409A WAIVER AND RELEASE

STANDARD

XERIS PHARMACEUTICALS, INC.

CODE SECTION 409A WAIVER AND RELEASE

THIS WAIVER AND RELEASE (this “Waiver”) made as of the day and year set forth in the Notice of Grant of Stock Option (the “Grant Notice”) accompanying this Waiver, pursuant to which Optionee has been granted an option to purchase up to the number of Option Shares specified in the Grant Notice under the Company’s 2011 Stock Option/Stock Issuance Plan (the “Plan”).

All capitalized terms in this Waiver not defined herein shall have the meaning assigned to them in the Notice of Grant to which this Waiver is attached or in the Plan.

Optionee hereby agrees and acknowledges that the Company’s Board has taken reasonable steps to value the Common Stock and to set the Exercise Price at the Fair Market Value per share of Common Stock on the Grant Date so that the Option will not be treated as an item of deferred compensation subject to Code Section 409A. However, because the Common Stock is not readily tradable on an established securities market, there can be no assurance that the Exercise Price is at least equal to the Fair Market Value per share of Common Stock on the Grant Date. Were the Internal Revenue Service to conclude that the Exercise Price is in fact less than such Fair Market Value and that the Option is accordingly subject to Code Section 409A, then Optionee would be subject the following adverse tax consequences:

(i) As the Option vests in accordance with the Vesting Schedule, Optionee would immediately recognize taxable income for federal income tax purposes equal to the amount by which the Fair Market Value of the Option Shares which vest at that time exceeds the Exercise Price payable for those shares. The Company would also have to collect from Optionee the federal income and employment taxes which must be withheld on that income. Taxation would occur in this manner even though the Option remains unexercised.

(ii) Optionee may also be subject to additional income taxation and withholding taxes on any subsequent increases to the Fair Market Value of the Option Shares purchasable under the vested Option until the Option is exercised or cancelled as to those Option Shares.

(iii) In addition to normal income taxes payable as the Option vests, Optionee would also be subject to an additional tax penalty equal to 20% of the amount of income Optionee recognizes under Code Section 409A when the Option vests and may also be subject to such penalty as the underlying Option Shares subsequently increase in Fair Market Value over the period the Option continues to remain outstanding.

(iv) There will also be interest penalties if the resulting taxes are not paid on a timely basis.

Optionee hereby further agrees and acknowledges that Optionee will incur the same tax consequences, including (without limitation) a second 20% penalty tax, under California income tax laws if Optionee is a resident of the State of California or is otherwise subject to California income taxation. If the Optionee is a resident of any other state, he or she accepts the risk of any unfavorable tax consequences under the laws of that state applicable to options granted with an Exercise Price less than the Fair Market Value of the Option Shares on the Grant Date.

Exhibit A to Notice of Grant of Stock Option

Optionee hereby agrees to bear the entire risk of such adverse federal and state tax consequences in the event the Option is deemed to be subject to Code Section 409A and hereby knowingly and voluntarily, in consideration for the grant of the Option, waives and releases any and all claims or causes of action that Optionee might otherwise have against the Company and/or the Board, officers, employees or stockholders arising from or relating to the tax treatment of the Option under Code Section 409A and the corresponding provisions of any applicable state income tax laws (including, without limitation, California income tax laws) and shall not seek any indemnification or other recovery of damages against the Company and/or the Board, officers, employees or stockholders with respect to any adverse federal and state tax consequences or other related costs and expenses Optionee may in fact incur under Code Section 409A (or the corresponding provisions of state income tax laws) as a result of the Option.

Exhibit A to Notice of Grant of Stock Option

EXHIBIT B

STOCK OPTION AGREEMENT

STANDARD

XERIS PHARMACEUTICALS, INC.

RECITALS

A. The Board has adopted the 2011 Stock Option/Stock Issuance Plan (the “Plan”) for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Company (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Company (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement not defined herein shall have the meaning assigned to them in the Grant Notice (as defined below) or in the Plan.

AGREEMENT

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date as specified in the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby (the “Grant Notice”), an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the date on which the option expires as specified in the Grant Notice (the “Expiration Date”), unless sooner terminated in accordance with Paragraph 6 or 7.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 6, be exercised following Optionee’s death.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more of Optionee’s Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

Exhibit B to Notice of Grant of Stock Option

4. Market Stand-Off.

(a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company’s initial public offering, Optionee and all subsequent holders of the Option Shares who derive their chain of ownership through a Permitted Transfer from Optionee (the “Owner”) shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days (the “Lock-Up Period”), and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two (2) years after the effective date of the Company’s initial public offering. Notwithstanding the foregoing, if (y) during the period that begins on the date that is seventeen (17) days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (z) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the sixteen-(16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed herein shall continue to apply until the expiration of the date that is eighteen-(18) days after the date on which the issuance of the earnings release or material news or material event occurs.

(b) Owner shall be subject to the Market Stand—Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

(c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Option Shares shall be immediately subject to the Market Stand-Off, to the same extent the Option Shares are at such time covered by such provisions.

(d) In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period.

5. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 6 or 7.

Exhibit B to Notice of Grant of Stock Option

6. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or, if applicable, the person to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is exercisable pursuant to the exercise schedule specified in the Grant Notice. The option shall not become exercisable for any additional Option Shares following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

7. Change in Control.

(a) In the event a Change in Control occurs during Optionee’s period of Service, the exercisability of this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Change in Control, become exercisable for any or all of the Option Shares at the time subject to this option as fully-vested shares of Common Stock. No such acceleration of this option, however, shall occur if and to the extent (i) this option is either to be assumed by the successor corporation (or parent thereof)

Exhibit B to Notice of Grant of Stock Option

or otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction; or (ii) this option is to be replaced with a cash retention program of the successor corporation which preserves the spread existing on the Option Shares for which this option is not exercisable at the time of the Change in Control (the excess of the Fair Market Value of such Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same exercise schedule in effect for the option as set forth in the Grant Notice.

(b) Immediately following the Change in Control, this option, to the extent not previously exercised, shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Company’s receipt of consideration, then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option; and (ii) the Exercise Price. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

9. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

10. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Company a stock purchase agreement in substantially the form of Exhibit C to the Grant Notice (a “Purchase Agreement”) for the Option Shares for which the option is exercised.

Exhibit B to Notice of Grant of Stock Option

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Company; or

(B) a promissory note payable to the Company, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 15.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock valued at Fair Market Value on the date on which the options shall have been exercised in accordance with this Paragraph 10 (the “Exercise Date”) and held by Optionee (or any other person or persons exercising the option) for the period (if any) necessary to avoid a charge to the Company’s earnings for financial reporting purposes; or

(D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Company in connection with the option exercise.

(iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of applicable securities laws.

(v) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

Exhibit B to Notice of Grant of Stock Option

11. RIGHT OF FIRST REFUSAL. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

12. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

13. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Optionee generally consents to the delivery of any notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

15. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

16. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

Exhibit B to Notice of Grant of Stock Option

17. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules.

18. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability; or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of any earlier installments of the Common Stock and any other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

Exhibit B to Notice of Grant of Stock Option

EXHIBIT C

STOCK PURCHASE AGREEMENT

STANDARD

XERIS PHARMACEUTICALS, INC.

STOCK PURCHASE AGREEMENT

AGREEMENT made this      day of             ,              by and between Xeris Pharmaceuticals, Inc., a Delaware corporation, and             , Optionee under the Company’s 2011 Stock Option/Stock Issuance Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the Notice of Grant to which this Agreement relates or in the Plan attached as Exhibit D to the Notice of Grant to which this Agreement relates.

A. EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases              shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on             ,              (the “Grant Date”) to purchase up to              shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $             per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the all agreements and other documents evidencing the Option (the “Option Agreement”) and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

3. Stockholder Rights. Until such time as the Company exercises the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

4. Information. Optionee believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchased Shares. Optionee further represents that such Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and the business, properties, prospects and financial condition of the Company. Optionee acknowledges that it has been furnished separately “Questions and Answers about Option Grants” by the Company.

B. SECURITIES LAW COMPLIANCE

1. Restricted Securities. The Purchased Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and are being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission (the “SEC”) for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

Exhibit C to Notice of Grant of Stock Option

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(a) Optionee shall have provided the Company with a written summary of the terms and conditions of the proposed disposition.

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act; or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT; (B) A ‘NO ACTION’ LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER; OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.

C. TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares in contravention of the First Refusal Right or the Market Stand-Off.

Exhibit C to Notice of Grant of Stock Option

2. Transferee Obligations. Each person (other than the Company) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the First Refusal Right and (ii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

D. RIGHT OF FIRST REFUSAL

1. Grant. The Company is hereby granted the right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Article D, the term “transfer” shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

2. Notice of Intended Disposition. In the event any Owner of Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the “Target Shares”), Owner shall promptly (i) deliver to the Company written notice (the “Disposition Notice”) of the terms of the offer, including the purchase price and the identity of the third-party offeror; and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

3. Exercise of the First Refusal Right. The Company shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Company.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company cannot agree on such cash value within ten (10) days after the Company’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Company or, if they cannot agree on an appraiser within twenty (20) days after the Company’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Company. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five (25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of Article B and Paragraph C.3, and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the

Exhibit C to Notice of Grant of Stock Option

provisions and restrictions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

5. Partial Exercise of the First Refusal Right. In the event the Company makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within five (5) business days after Owner’s receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

(a) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph D.4, as if the Company did not exercise the First Refusal Right; or

(b) sale to the Company of the portion of the Target Shares which the Company has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

Owner’s failure to deliver timely notification to the Company shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

6. Recapitalization/Reorganization.

(a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

(b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than two thousand (2,000) persons; (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock; (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least twenty million dollars ($20,000,000); or (iv) the closing of a Change in Control. However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

E. GENERAL PROVISIONS

1. Assignment. The Company may assign the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Company.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Exhibit C to Notice of Grant of Stock Option

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

Optionee generally consents to the delivery of any notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

4. No Waiver. The failure of the Company in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

F. MISCELLANEOUS PROVISIONS

1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

2. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3. Optionee Undertaking. Optionee hereby agrees to enter into such shareholder agreements and other documents reasonably requested by the Company or the investors in any subsequent financing of the Company on substantially similar terms as similarly situated persons (including other persons required to become parties thereto as a “Common Stockholder” or the like).

Exhibit C to Notice of Grant of Stock Option

4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that state’s conflict-of-laws rules.

5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

6. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement on the day and year first indicated above.

XERIS PHARMACEUTICALS, INC.

By:
Title:
Address:

OPTIONEE

Signature:
Print Name:
Address:

Exhibit C to Notice of Grant of Stock Option

EXHIBIT D

FORM OF

2011 STOCK OPTION/STOCK ISSUANCE PLAN

STANDARD

EXHIBIT E

QUESTIONS AND ANSWERS ABOUT OPTION GRANTS

STANDARD

PURSUANT TO IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY TAX ADVICE THAT MAY BE CONTAINED IN THIS DOCUMENT IS NOT WRITTEN OR INTENDED TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE.

XERIS PHARMACEUTICALS, INC.

2011 STOCK OPTION/STOCK ISSUANCE PLAN

QUESTIONS AND ANSWERS ABOUT OPTION GRANTS

TABLE OF CONTENTS

Page
QUESTION AND ANSWER SUMMARY		1

GENERAL PLAN PROVISIONS		1
1.	What is the purpose of the Plan?
2.	What is the basic structure of the Plan?
3.	Who administers the Plan?
4.	Who is eligible to receive option grants under the Plan?
5.	What types of options may be granted under the Plan?
6.	Can the Plan be amended or terminated?

GRANT OF OPTIONS		2

7.	What is an option?
8.	How are options granted under the Plan?
9.	What documents will I receive when I am granted an option?
10.	How are the terms of the option set?
11.	Will I be required to pay for the option?
12.	How is the exercise price determined?
13.	How is the fair market value of the Common Stock determined?
14.	Can I assign or transfer my option?
15.	When do I acquire the rights of a stockholder?

EXERCISE OF THE OPTION		4

16.	What does “exercise” mean?
17.	Then may I exercise my option?
18.	How do I exercise my option?
19.	How do I pay the exercise price?
20.	What is vesting?
21.	What restrictions apply to the option shares?
22.	When does my option terminate?

EARLY TERMINATION OF OPTIONS		6

23.	What happens to my options if my employment terminates?
24.	What happens to my option if I die or become disabled?
25.	What happens to my options if there is a change in control of the Company?
26.	What happens to my options if there is a stock dividend, stock split or other similar transaction?

DISPOSITION OF SHARES		9

27.	When can I sell my shares acquired under the Plan?

FEDERAL TAX CONSEQUENCES		9

INCENTIVE OPTIONS		9

T1	Will the grant of an Incentive Option result in federal income tax liability to me?
T2	Will the exercise of an Incentive Option result in federal income tax liability to me?
T3	Can an Incentive Option lose its tax qualified status?
T4	When will I be subject to federal income tax on shares purchased under an Incentive Option?
T5	What constitutes a disposition of Incentive Option shares?

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T6	How is my federal income tax liability determined when I dispose of my shares?
T7	What if I make a qualifying disposition?
T8	What are the normal tax rules for a disqualifying disposition?
T9	What are the Federal tax consequences to the Company?

NON-STATUTORY OPTIONS		12

T10	Will the grant of a Non-statutory Option result in federal income tax liability to me?
T11	What federal income tax liability results upon the exercise of a Non-statutory Option?
T12	Will I recognize additional income when I sell shares acquired under a Non-statutory Option?
T13	What are the Federal tax consequences to the Company?

SECTION 409A		13

T14	How are options treated under Section 409A?

FEDERAL TAX RATES		13

T15	What are the applicable Federal tax rates?

ALTERNATIVE MINIMUM TAX		14

T16	What is the alternative minimum tax ?
T17	What is the allowable exemption amount?
T18	How is the alternative minimum taxable income calculated?
T19	Is the spread on an Incentive Option at the time of exercise normally includible in alternative minimum taxable income?
T20	How will the payment of alternative minimum taxes in one year affect the calculation of my tax liability in a later year?

INFORMATION ABOUT RESALES OF RESTRICTED SECURITIES		15

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STANDARD

PURSUANT TO IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY TAX ADVICE THAT MAY BE CONTAINED IN THIS DOCUMENT IS NOT WRITTEN OR INTENDED TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE.

QUESTION AND ANSWER SUMMARY

This booklet provides a summary, in question and answer format, of the important features of the Company’s 2011 Stock Option/Stock Issuance Plan (the “Plan”) and the option grants which will be made from time to time under the Plan to individuals in the Company’s employ or service. Please review the summary carefully so that you understand your rights and benefits as an option holder under the Plan and the various limitations and restrictions applicable to your option and the shares purchasable under that option.

GENERAL PLAN PROVISIONS

1.	What is the purpose of the Plan?

The Plan is an equity incentive program adopted by the Company’s Board of Directors (the “Board”) to allow employees, non-employee Board members and consultants the opportunity to acquire shares of the Company’s common stock (the “Common Stock”) during their period of service with the Company.

2.	What is the basic structure of the Plan?

The Plan is divided into two separate equity programs: (i) an Option Grant Program under which eligible persons may be granted options to purchase shares of Common Stock at a fixed price per share and (ii) the Stock Issuance Program under which eligible persons may be issued shares of Common Stock directly, either through the purchase of those shares at fair market value or as a bonus for services rendered the Company.

3.	Who administers the Plan?

The Board is responsible for administration of the Plan. The Board will determine who is to receive option grants under the Plan and the terms of each such grant.

4.	Who is eligible to receive option grants under the Plan?

Employees, non-employee Board members and consultants are eligible to receive option grants under the Plan. However, the actual persons to whom such grants are to be made will be determined by the Board in its sole discretion.

5.	What types of options may be granted under the Plan?

Two types of options may be granted under the Plan: incentive stock options (“Incentive Options”) and non-statutory stock options (“Non-Statutory Options”). The two types of options differ as to their treatment under the federal income tax laws, and the applicable tax treatment for each type is discussed in the Federal Tax Consequences section below.

6.	Can the Plan be amended or terminated?

Yes. The Board has exclusive authority to amend the Plan in any and all respects. However, no amendment may adversely affect any person’s rights and obligations under his or her outstanding options without that person’s consent. In addition, certain amendments may require the approval of the Company’s stockholders.

The Plan will terminate upon the earliest of (i) ten (10) years after the Plan’s initial adoption, (ii) the date on which all shares available for issuance under the Plan are issued as fully-vested shares or (iii) the date all options terminate in connection with an acquisition of the Company. Should the Plan terminate on the date that is ten (10) years after the Plan’s initial adoption, then any options outstanding at that time will continue to have force and effect in accordance with the provisions of the agreements evidencing those grants.1

GRANT OF OPTIONS

7.	What is an option?

An option gives you the right to purchase a specified number of shares of Common Stock at a fixed price per share (the “Exercise Price”) payable at the time the option is exercised.

8.	How are options granted under the Plan?

The Board will determine when and to whom options will be granted. The Board will make its determination on the basis of guidelines established for various positions within the Company.

9.	What documents will I receive when I am granted an option?

Shortly after the Board approves an option grant to you, you will receive a Stock Option Agreement which reflects the terms of that grant. This agreement will be accompanied by two copies of the Notice of Stock Option Grant (the “Grant Notice”) which summarizes the main features of your grant, such as the number of shares you may purchase under the grant, the exercise price payable per share and the exercise schedule for your option shares. You should sign both copies of the Grant Notice and return one signed copy to the Company. The Stock Purchase Agreement attached to your Stock Option Agreement should not be signed until you actually decide to exercise your option. Your option documents are important papers which should be kept in a safe place.

10.	How are the terms of the option set?

The general terms governing all option grants are set forth in the Plan. The exact terms of your option, including (i) the type of option, (ii) the number of shares of Common Stock you may purchase, (iii) the exercise price per share and (iv) your exercise schedule, will be set forth in the Grant Notice.

11.	Will I be required to pay for the option?

The option is granted in recognition of your services to the Company and does not require any cash payment. To purchase shares under the option, however, you must exercise the option in accordance with the terms of your Stock Option Agreement and pay the exercise price for the number of shares of Common Stock you elect to purchase. (See Questions 16-19).

[1]	Amended and restated plans terminate ten (10) years after originally adopted.

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12.	How is the exercise price determined?

The exercise price per share is determined by the Board and generally should not be less than the fair market value per share of Common Stock on the date of your option grant and would, in most instances, be equal to such fair market value. The exercise price will be fixed for the life of the option even if the value of the Common Stock increases in the future. However, while the Board will determine the fair market value of the Common Stock, the Company does not guarantee this value, or that the value may not be substantially higher or lower. Moreover, by signing your option grant, you are agreeing to bear the risk of adverse federal and state tax consequences in the event that the exercise price is determined to be below fair market value on the date of grant or otherwise subject to Code Section 409A and waive any claims or causes of action you may have against the Company related to such adverse tax consequences. For more information regarding the treatment of the option under Code Section 409A, please see Question T14 below and the Code Section 409A Waiver and Release attached to the notice of option grant.

13.	How is the fair market value of the Common Stock determined?

The fair market value per share of Common Stock is determined by the Board on the basis of a number of factors, including, as applicable, a valuation, the price paid for shares of the Company’s outstanding capital stock, the net worth of the Company, its financial prospects and early development stage, the liquidation preference and other special rights which have been provided to the holders of the Company’s currently outstanding preferred stock, and the liquidation preference and other special rights which may have to be provided to future purchasers of other series of the Company’s preferred stock. If the Common Stock is ever traded publicly, the fair market value will be determined by the price at which the Common Stock is sold in the public market.

14.	Can I assign or transfer my option?

No. Your option generally cannot be assigned or transferred, except by the provisions of your will or the laws of inheritance following your death or pursuant to any beneficiary designation in effect for the option at the time of your death.

15.	When do I acquire the rights of a stockholder?

As an option holder, you will have no stockholder rights with respect to the shares of Common Stock covered by your option. Stockholder rights are not acquired until you exercise the option, pay the exercise price and become a holder of record of the purchased shares.

EXERCISE OF THE OPTION

16.	What does “exercise”mean?

When you “exercise” your option, you purchase the shares of Common Stock subject to your option by paying the exercise price for those shares to the Company.

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17.	Then may I exercise my option?

Your option will become exercisable in installments over a period of service specified on the Grant Notice. You may exercise your option for the shares for which it is exercisable at any time before the option terminates.

For purposes of your option, you will be deemed to be in the Company’s service for so long as you perform services for the Company (or any parent or subsidiary, whether now existing or subsequently established) in the capacity of an employee, a non-employee member of the board of directors or a consultant or independent advisor. However, you will be deemed to cease service immediately upon the occurrence of the either of the following events: (i) you no longer perform services in any of the foregoing capacities for the Company or any parent or subsidiary or (ii) the entity for which you are performing such services ceases to remain a parent or subsidiary of the Company, even though you may subsequently continue to perform services for that entity. Service will not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company. However, except to the extent otherwise required by law or expressly authorized by the Board or by the Company’s written policy on leaves of absence, no service credit will be given for vesting purposes for any period you are on a leave of absence. In addition, any Incentive Options you hold may lose their status as such under the federal tax laws and become taxable as Non-statutory Options if your leave of absence extends beyond three (3) months. Please see Question 23 for further information.

18.	How do I exercise my option?

To exercise your option, you must provide the Company with a signed copy of the Stock Purchase Agreement which is attached to your Stock Option Agreement. You must indicate in the signed copy the number of shares of Common Stock you wish to purchase under your option, and that copy must be delivered to the Company, together with the payment of the exercise price for the purchased shares.

19.	How do I pay the exercise price?

Payment of the exercise price may be made in cash or check payable to the Company. The Board may, under certain limited circumstances, permit an optionee to pay the exercise price for the purchased shares through a full-recourse promissory note bearing a market-rate of interest, and the shares purchased with such note will be held by the Company as collateral for the payment of that note. The remaining terms of the note, including the terms of repayment, will be established by the Board. We cannot anticipate whether or not the Board would approve the use of notes to exercise options. However, if it were to, you should note that the use of a note should be considered very risky. A full recourse note means that if the stock is not sufficient to repay the note, then all of your assets would be subject to collection. This, of course, is most likely to happen after the stock has declined in value, such that you would have lost most or all of your investment in the shares, but still be liable for the note. In addition, while we would not expect this to occur, should any portion of the note be forgiven, you would recognize ordinary income on such forgiveness of indebtedness.

20.	What is vesting?

Your option will become exercisable in installments over a period of service specified in the Grant Notice.

Example: Mary Brown is granted an option on December 15, 2010 to purchase 2,400 shares of Common Stock at $0.25 per share (the assumed fair market value per share on that date). Her option becomes exercisable as follows: twenty-five

4

percent (25%) of the option shares become exercisable upon completion of one (1) year of service measured from the grant date, and the balance of the shares become exercisable in successive equal monthly installments over the next thirty-six (36) months of her continued service with the Company. Accordingly, the vesting schedule will be as follows:

# of Shares Vesting	Exercise Date
600	December 15, 2011
50	January 15, 2012
50	February 15, 2012
50	March 15, 2012
50	April 15, 2012

The shares will continue to vest in this manner until they are all vested on December 15, 2014.

For purposes of the exercise schedule applicable to your option, you will be deemed to be in the Company’s service for so as you perform services for the Company (or any parent or subsidiary, whether now existing or subsequently established) in the capacity of an employee, a non-employee member of the board of directors or a consultant or independent advisor. However, you will be deemed to cease service immediately upon the occurrence of the either of the following events: (i) you no longer perform services in any of the foregoing capacities for the Company or any parent or subsidiary or (ii) the entity for which you are performing such services ceases to remain a parent or subsidiary of the Company, even though you may subsequently continue to perform services for that entity. Service will not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company. However, except to the extent otherwise required by law or expressly authorized by the Board or by the Company’s written policy on leaves of absence, no service credit will be given for vesting purposes for any period you are on a leave of absence. In addition, any Incentive Options you hold may lose their status as such under the federal tax laws and become taxable as Non-statutory Options if your leave of absence extends beyond three (3) months. Please see Question 23for further information.

21.	What restrictions apply to the option shares?

Should you receive an offer from a third party to purchase your shares, you must inform the Company of that offer, and the Company will have the right to repurchase those shares on the same terms and conditions as the third-party offer.

In the event the Company goes public by selling shares of Common Stock in the open market, you will be unable to sell any of your option shares in the public market for a period of approximately one hundred eighty (180) days following the initial public offering of the Common Stock. This black-out period is traditionally imposed by the underwriters of public offerings in order to assure that an orderly market develops for the purchase and sale of the shares. Additional black-out periods of approximately one hundred eighty (180) days each may also be imposed in connection with any subsequent underwritten offerings of the Common Stock which occur within two (2) years after the date of the initial public offering.

22.	When does my option terminate?

Your option will terminate ten (10) years after the grant date. However, your option will terminate prior to that time should you leave the Company’s service or should certain changes in ownership of the Company occur. See the Early Termination of Options section below.

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EARLY TERMINATION OF OPTIONS

23.	What happens to my options if my employment terminates?

Upon your termination of service, you will generally have a period of three (3) months in which to exercise your option for any shares in which you are vested on the date your service ends. However, your option will in no event remain exercisable after the end of the ten (10)-year option term, and your option will immediately terminate if your service is terminated for misconduct adversely affecting the business and affairs of the Company.

NOTE: If you take an approved leave of absence in excess of three (3) months while holding any Incentive Options, then for purposes of determining the period within which those options may continue to be exercised as Incentive Options under the federal tax laws, your employee status will be deemed to cease on the first day immediately following the expiration of the initial three (3)-month period of your leave, unless you are provided with the right, either by statute (such as the Family and Medical Leave Act) or by written contract, to return to employee status following such leave. Accordingly, in the absence of such right, your Incentive Options will only be taxable as such if exercised within the six (6)-month period measured from the start date of your leave, even if you return to employee status after the first three (3) months of that leave. Any exercise of your option after that six (6)-month period will be taxed as the exercise of a Non-statutory Option.

24.	What happens to my option if I die or become disabled?

If you die while your option is outstanding, the personal representative of your estate or the person to whom your option is transferred by the provisions of your will or the laws of inheritance following your death or the designated beneficiary of your option may exercise that option for any or all shares in which you were vested on the date your employment with the Company ended (less any shares you may have subsequently purchased prior to your death). The right to exercise the option will terminate upon the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the date of your death.

If you terminate service with the Company because you have become disabled, you will have a period of twelve (12) months from the date of such termination of service during which to exercise your option for any or all of the shares in which you were vested on the date your service terminated. However, if you exercise an Incentive Option more than three (3) months after the date you cease employee status by reason of your disability, then that option will lose its favorable tax status as an Incentive Option, unless your disability is considered to be a permanent disability under the federal tax laws. In no event, however, may you exercise any option after the specified expiration date of the option term.

For purposes of Incentive Option tax treatment, you will be deemed to be permanently disabled if you are unable to perform any substantial gainful activity by reason of any medically-determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) consecutive months or more.

25.	What happens to my options if there is a change in control of the Company?

Should (i) there occur a change in control of the Company, and (ii) your option is not to be assumed by the acquiring entity, otherwise continued in effect or replaced with a cash retention program, then the option will immediately become exercisable for all the option shares. However, if the option is assumed by the acquiring entity or is otherwise to continue in effect following the change in

6

control or replaced with a cash retention program, then the exercisability of your option will not accelerate at the time of the change in control, and your option will continue to become exercisable, in accordance with the normal exercise schedule in effect for your option, during your period of service with the Company or the acquiring entity following the change. Unless your option is assumed by the acquiring entity or otherwise continued in effect, the option will terminate at the time of the change in control.

One or more outstanding options under the Plan may include a special vesting acceleration feature pursuant to which the option will immediately become exercisable in full in the event the optionee’s service is subsequently terminated by the acquiring entity within eighteen (18) months following a change in control in which the option is assumed by the acquiring entity or otherwise continued in effect, unless such termination is for misconduct. You should review your option paperwork to determine whether any of your options has such a special acceleration feature.

A change in control will be deemed to occur in the event of:

(i) a stockholder-approved merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets in liquidation or dissolution of the Company, or

(iii) the acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

In no event will any public offering of the Company’s securities be deemed to constitute a Change in Control.

26.	What happens to my options if there is a stock dividend, stock split or other similar transaction?

In the event of any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the outstanding Common Stock without the Company’s receipt of consideration, then equitable adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option. The adjustments will be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the outstanding options, and those adjustments will be final, binding and conclusive. In no event will any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company’s preferred stock into shares of Common Stock.

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DISPOSITION OF SHARES

27.	When can I sell my shares acquired under the Plan?

Until the Company goes public, there will be no readily available market for the sale of the Common Stock. After the Company goes public, a number of rules will govern the sale of the shares acquired under your option. However, after a black-out period of approximately one hundred eighty (180) days following the date the Company goes public by selling shares of Common Stock in the open market, you will also have the opportunity to sell your vested shares in the open market, and you may do so immediately following the purchase of those vested shares if you wait to exercise your option until that time. Additional black-out periods of approximately one hundred eighty (180) days each may also be imposed in connection with any subsequent underwritten offerings of the Common Stock which occur within two (2) years after the date of the initial public offering. Attached to this document you will find additional information about the securities laws governing the resale of the Common Stock you acquire under your option.

FEDERAL TAX CONSEQUENCES

The following is a general description of the federal income tax consequences applicable to your option grant under the Plan. State and local tax treatment, which is not discussed below, may vary from such federal income tax treatment. You should consult with your own tax advisor as to the tax consequences of your particular transactions under the Plan.

The tax consequences of Incentive Options and Non-statutory Options differ as described below.

INCENTIVE OPTIONS

T1	Will the grant of an Incentive Option result in federal income tax liability to me?

No.

T2	Will the exercise of an Incentive Option result in federal income tax liability to me?

No. You will not recognize taxable income at the time the Incentive Option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will be included in your income for purposes of the alternative minimum tax (see the “Alternative Minimum Tax” section below).

T3	Can an Incentive Option lose its tax qualified status?

Yes. An option granted as an Incentive Option will be taxed as a Non-statutory Option if exercised more than three (3) months after you terminate employee status. Certain amendments or modifications to an outstanding option may also cause the loss of Incentive Option status, but no such amendment or modification may be made without your consent. Please see Question 23 for the effect a personal leave of absence may have upon the taxability of your Incentive Options.

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T4	When will I be subject to federal income tax on shares purchased under an Incentive Option?

Generally, you will recognize income in the year in which you sell or make any other disposition of the shares purchased under your Incentive Option.

T5	What constitutes a disposition of Incentive Option shares?

A disposition of your Incentive Option shares will occur in the event you transfer legal title to those shares. However, a disposition will not occur if you transfer the shares to your spouse or if you engage in any of the following transactions: a transfer of the shares into joint ownership with right of survivorship provided you remain one of the joint owners, a pledge of the shares as collateral for a loan, a transfer by bequest or inheritance upon your death or certain tax-free exchanges of the shares permitted under the Code.

T6	How is my federal income tax liability determined when I dispose of my shares?

Your federal income tax liability will depend upon whether you make a qualifying or disqualifying disposition of the shares purchased under your Incentive Option. A qualifying disposition will occur if the sale or other disposition of the shares takes place more than two (2) years after the date the Incentive Option for the shares was granted and more than one (1) year after the date that option was exercised for the particular shares involved in the disposition. A disqualifying disposition will occur unless both of those requirements are satisfied at the time of the sale or other disposition.

T7	What if I make a qualifying disposition?

If you dispose of your shares in a qualifying disposition, you will recognize a long-term capital gain equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the exercise price paid for the shares. You will recognize a long-term capital loss if the amount realized is lower than the exercise price paid for the shares.

Example: On December 15, 2010, you are granted an Incentive Option for 5,000 shares with an exercise price of $0.25 per share. On December 15, 2012, you exercise this option for 2,500 vested shares when the fair market value is assumed to be $1.50 per share. The purchased shares are held until January 30, 2014, when you sell those shares at an assumed price of $3.00 per share.

Because the disposition of the shares is made more than two years after the grant date of the Incentive Option and more than one year after the option was exercised for the shares sold on January 30, 2014, the sale represents a qualifying disposition of such shares, and for federal income tax purposes, there will be a long-term capital gain of $2.75 per share.

T8	What are the normal tax rules for a disqualifying disposition?

Normally, if the shares purchased under your Incentive Option are made the subject of a disqualifying disposition, you will recognize ordinary income at the time of the disposition in an amount equal to the excess of (i) the fair market value of the shares on the option exercise date, over (ii) the exercise price paid for those shares. If the disqualifying disposition is effected by means of an arm’s length sale or exchange with an unrelated party in which a loss (if otherwise incurred) would be recognized for tax purposes, the ordinary income will be limited to the amount by which the lesser of (i) the amount realized upon the disposition of the shares or (ii) their fair market value on the exercise date exceeds the exercise price paid for the shares. The amount of your disqualifying disposition income will be reported by the Company on your W-2 wage statement for the year of disposition, and any applicable withholding taxes which arise in connection with the disqualifying disposition will be deducted from your wages or otherwise collected from you.

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Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares have been held for more than one (1) year following the exercise date of the option.

Example: On December 15, 2010, you are granted an Incentive Option for 5,000 shares with an exercise price of $0.25 per share. On December 15, 2012, this option is exercised for 2,500 vested shares when the fair market value is assumed to be $1.50 per share. The purchased shares are held until September 1, 2013, when you sell those shares at an assumed price of $3.00 per share.

Because the disposition of the shares is made less than one (1) year after the exercise date of the Incentive Option was exercised for the shares sold on September 1, 2013, the sale represents a disqualifying disposition of the shares, and for federal income tax purposes, the gain upon the sale will be divided into two components:

Ordinary Income: You will recognize ordinary income in the amount of $1.25 per share, the excess of the $1.50 per share fair market value of the shares on the date the option was exercised over the $0.25 per share exercise price.

Capital Gain: You will also recognize a short-term capital gain of $1.50 per share with respect to each share sold.

In the event the shares purchased under an Incentive Option are sold to an unrelated party in a disqualifying disposition for less than the exercise price paid for those shares and the resulting loss is recognized for tax purposes, then you will not recognize any income but will recognize a capital loss equal to the excess of (i) the exercise price paid for the shares over (ii) the amount realized upon the disposition of those shares. For example, if the shares in the above Example are sold for $0.15 per share in the disqualifying disposition, you would simply recognize a short-term capital loss of $0.10 per share.

T9	What are the Federal tax consequences to the Company?

If you make a qualifying disposition of shares acquired upon the exercise of an Incentive Option, then no income tax deduction may be taken by the Company with respect to such shares. Should you make a disqualifying disposition of such shares, then the Company will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the disposition. The deduction will, in general, be allowed to the Company in the taxable year in which the disposition occurs.

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NON-STATUTORY OPTIONS

T10	Will the grant of a Non-statutory Option result in federal income tax liability to me?

No.

T11	What federal income tax liability results upon the exercise of a Non-statutory Option?

Normally, you will recognize ordinary income in the year in which the Non-statutory Option is exercised in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares, and the Company will have to collect all the applicable withholding taxes with respect to such income. This income will be reported by the Company on your W-2 wage statement for the year of exercise (or on a Form 1099 if you are not an employee), and you will be required to satisfy the tax withholding requirements applicable to this income.

T12	Will I recognize additional income when I sell shares acquired under a Non-statutory Option?

Yes. You will recognize a capital gain to the extent the amount realized upon the sale of such shares exceeds their fair market value at the time you recognized the ordinary income with respect to their acquisition. A capital loss will result to the extent the amount realized upon the sale is less than such fair market value. The gain or loss will be long-term if the shares are held for more than one (1) year prior to the disposition. The holding period for vested shares will start at the time the Non-statutory Option is exercised for those shares.

T13	What are the Federal tax consequences to the Company?

The Company will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the exercise of the Non-statutory Option. The deduction will, in general, be allowed for the taxable year of the Company in which you recognize such ordinary income.

SECTION 409A

T14	How are options treated under Section 409A?

IRS Code Section 409A is applicable to certain compensation arrangements, including equity compensation 409A causes compensation payable to a service provider to be taxable upon vesting (whether or not vested) and, further, subject to a 20% excise tax. Options are generally not subject to 409A, provided that the exercise price is equal to the fair market value of the company’s stock on the date of grant and there are no additional deferral features (other than vesting). The Company’s Board intends to take reasonable steps to value the Common Stock underlying its Options and to set the exercise price at the fair market value per share of Common Stock on the grant date so that its Options will not be treated as an item of deferred compensation subject to Code Section 409A. However, because the Common Stock is not readily tradable on an established securities market, there can be no assurance that the exercise price is at least equal to the fair market value per share of Common Stock on the grant date. Were the Internal Revenue Service to conclude that the exercise price is in fact less than such fair market value and that the Option is accordingly subject to Code Section 409A, then the optionee would be subject to adverse tax consequences.

FEDERAL TAX RATES

T15	What are the applicable Federal tax rates?

Rates. There is a marginal federal tax rate assessed on ordinary income in excess of certain thresholds, subject to cost-of-living adjustments. These rates and thresholds can be found at www.irs.gov or in the instructions to your income tax return form. Generally for most taxable years, certain limitations are imposed upon a taxpayer’s itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at a rate in excess of the top marginal rate. Congress may pass new laws that may change this discussion. Short-term capital gains are subject to the same tax rates as ordinary income. Long-term capital gains tax rates can be found at www.irs.gov/taxtopics/tc409.html or in the instructions to your income tax return form.

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Deductions and Exemptions. A taxpayer may recognize a number of itemized deductions, which may be limited if his or her adjusted gross income exceeds a certain amount. In addition, a taxpayer may deduct a personal exemption amount, which may be limited depending on the taxpayer’s adjusted gross income.

ALTERNATIVE MINIMUM TAX

T16	What is the alternative minimum tax?

The alternative minimum tax is an alternative method of calculating the income tax you must pay each year in order to assure that a minimum amount of tax is paid for the year. However, the applicable alternative minimum tax rate may be reduced as it applies to long-term capital gains or certain dividend income. The alternative minimum tax will, however, be payable only to the extent that it exceeds your regular federal income tax for the year (computed without regard to certain credits and special taxes).

T17	What is the allowable exemption amount?

Please see www.irs.gov for allowable exemption amounts for the applicable tax year.

T18	How is the alternative minimum taxable income calculated?

Your alternative minimum taxable income is based upon your regular taxable income for the year, adjusted to (i) include certain additional items of income and tax preference and (ii) disallow or limit certain deductions otherwise allowable for regular tax purposes.

T19	Is the spread on an Incentive Option at the time of exercise normally includible in alternative minimum taxable income?

Yes. The spread on the shares purchased under an Incentive Option (the excess of the fair market value of the purchased shares at the time of exercise over the aggregate exercise price paid for those shares) is normally included in the optionee’s alternative minimum taxable income at the time of exercise.

However, if the purchased shares are sold in the same taxable year in which they are acquired, and such sale is to an unrelated party in which a loss (if otherwise incurred) would be recognized for tax purposes, then the amount includible in your alternative minimum taxable income will in no event exceed the amount realized upon such sale less the option exercise price paid for those shares.

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T20	How will the payment of alternative minimum taxes in one year affect the calculation of my tax liability in a later year?

If you pay alternative minimum taxes for one or more taxable years, the amount of the taxes so paid (subject to certain adjustments and reductions) will be applied as a partial credit against your regular tax liability (but not alternative minimum tax liability) for subsequent taxable years.

Upon the sale or other disposition of the purchased shares, whether in the year of exercise or in any subsequent taxable year, your basis for computing the gain for purposes of alternative minimum taxable income (but not regular taxable income) will include the amount of the option spread previously included in your alternative minimum taxable income.

INFORMATION ABOUT RESALES OF RESTRICTED SECURITIES

Neither the options granted under the Plan nor the shares of Common Stock issuable under those options have been registered under the Securities Act of 1933, as amended (the “Act”) which is a federal law regulating the issuance of securities by the Company. Rather, those options and the purchasable shares thereunder will be issued in reliance on an exemption under the Act available for employee stock plans. A restrictive legend will be placed on the stock certificate of the shares purchased under the Plan stating that no sale or other disposition of those shares may be made without meeting certain conditions. You are advised that because the Company’s securities have not been registered under the Act, any shares purchased under the Plan are “restricted securities” and you must be prepared to hold the shares indefinitely unless they are subsequently registered for sale under the Act or an exemption from such registration is available. Moreover, the Company is under no obligation to register the shares issued under the Plan, and there is no current public market for any of the Company’s securities, and it is unlikely that such a market will develop in the foreseeable future.

Should the Company subsequently register its securities with the United States Securities and Exchange Commission (“SEC”), then Rule 144 of the SEC may be available as an exemption for resales of any unregistered shares of the Common Stock you may have purchased under the Plan. SEC Rule 144 will allow the resale of such unregistered shares if all of the conditions of the rule are satisfied. The applicable requirements are as follows:

(i) The Company must, at the time of such sale and for the immediately preceding ninety days, be subject to the periodic reporting requirements of the federal securities laws. In general, the Company will become subject to such requirements immediately following the initial public offering of the Common Stock.

(ii) The shares of Common Stock must have been held for at least one year, although this holding period requirement will automatically lapse ninety days after the initial public offering of the Common Stock.

(iii) The number of shares of Common Stock which may be sold pursuant to the Rule 144 exemption in any three-month period is limited to the greater of 1% of the total outstanding shares of Common Stock at that time or the average weekly trading volume in such shares for the four weeks immediately preceding the date of sale.

(iv) The sale must be effected in a broker transaction or to the market maker in the shares.

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(v) Notice of the sale must be given contemporaneously to the SEC.

It is important to realize that the Rule 144 holding period for your shares will not begin until the shares are purchased and will not include the period of time for which your option was outstanding.

Should the Company effect an initial public offering of the Common Stock, then beginning ninety days later, shares may be sold under Rule 144 without compliance with the one-year holding period requirement as follows:

(i) Affiliates (generally, “affiliates” include officers, directors or other individuals who have control over the Company) may sell their unregistered shares of Common Stock in compliance with (i) the volume, manner of sale and notice requirements of Rule 144 and (ii) any market stand-off obligations imposed by underwriters in connection with the initial public offering.

(ii) Any shares held by non-affiliates may be freely sold at any time, subject only to (i) the Rule 144 manner of sale requirement and (ii) any market stand-off obligations imposed by underwriters in connection with the initial public offering.

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